Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	(585)	816	824	1,170	1,702	1,005
Investment securities, at market	1,921,375	1,807,249	1,756,026	1,743,283	1,725,902	1,617,563
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,980,790	1,868,065	1,816,850	1,804,453	1,787,604	1,678,568

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value (see attachment A)	11,691,065	11,691,065	11,736,045	11,736,045	11,736,045	11,863,974
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,191,065	33,191,065	33,236,045	33,236,045	33,236,045	33,363,974

TOTAL ASSETS	35,171,855	35,059,130	35,052,895	35,040,498	35,023,649	35,042,542

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted May 14, 2007	Signed /s/ Gary N. Thompson	Printed Name of Signatory Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07
LIABILITIES:
Post-Petition debt (Sched. C)	103,765	18,603	34,724	37,967	34,821	33,409

Pre-Petition Debt:
Litigation claims (see attachment A)	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,260,079	138,174,917	138,191,038	138,194,281	138,191,135	138,189,723

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,952,572	1,925,009	1,902,653	1,887,013	1,873,310	1,893,615

TOTAL SHAREHOLDERS EQUITY	(103,088,224)	(103,115,787)	(103,138,143)	(103,153,783)	(103,167,486)	(103,147,181)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	35,171,855	35,059,130	35,052,895	35,040,498	35,023,649	35,042,542

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07
REVENUE:
Net investment income	8,211	7,667	8,408	6,966	7,354	7,290
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,498)	(6,498)	(7,222)	(7,222)	(7,222)	(7,221)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(50,240)	(26,690)	(68,191)	(11,142)	(11,882)	(104,708)
Accounting fees and expenses	0	0	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,994)	(1,957)	(327)	(4,173)	(1,947)	(2,979)
Miscellaneous	(5)	(86)	(5)	(69)	(5)	(5)

NET OPERATING INCOME / LOSS	(50,526)	(27,564)	(67,337)	(15,640)	(13,702)	(107,623)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	(41,826)	0	0	1,250
Equity in unrealized losses of securities of AIC	0	0	86,806	0	0	126,679

TOTAL OTHER INCOME (EXPENSE)	0	0	44,980	0	0	127,929

NET INCOME (LOSS)	(50,526)	(27,564)	(22,357)	(15,640)	(13,702)	20,306

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07
CASH DIFFERENCE:
Current ending cash balance	(585)	816	824	1,170	1,702	1,005
Less ending prior month balance	(291)	585	(816)	(824)	(1,170)	(1,702)

NET CASH INCREASE (DECREASE)	(876)	1,401	8	346	532	(697)

SOURCES OF CASH:
Net income (loss)	(50,526)	(27,564)	(22,357)	(15,640)	(13,702)	20,306
Equity in earnings and unrealized losses of AIC	0	0	(44,980)	0	0	(127,929)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	11,430	114,127	51,224	12,744	17,381	108,340
Increase in:
Post- petition debt	38,220	0	16,121	3,242	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(876)	86,563	8	346	3,679	717

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	(85,162)	0	0	(3,147)	(1,414)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(85,162)	0	0	(3,147)	(1,414)

NET CASH INCREASE (DECREASE)	(876)	1,401	8	346	532	(697)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION

	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07
TRADE ACCOUNTS PAYABLE	103,765	18,603	34,724	37,967	34,821	33,409
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	103,765	18,603	34,724	37,967	34,821	33,409

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

ATTACHMENT A

Granite Reinsurance Company, Ltd. (“Granite Re”), a Barbados reinsurer, filed a proof of claim against AICI, in its Chapter 11 proceeding claiming AICI owed it $10,875,363, comprised of $9,000,000 of premium, plus interest, pursuant to an MPCI Stop Loss Reinsurance Contract (“Contract”) issued by Granite Re. Their $9,000,000 claim is included in the liability for litigation claims shown above. Subsequently, Granite Re filed a complaint in the United States District Court for the District of Nebraska against AICI’s wholly owned subsidiary, Acceptance Insurance Company (“AIC”), alleging AIC also was liable to Granite Re on the same Contract. By consent, the district court transferred Granite Re’s proceeding against AIC to the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”), which consolidated the proceeding with proceedings in AICI’s Chapter 11 proceeding as Adversary Proceeding No. A06-8015. AICI thereafter initiated a separate adversary proceeding against Granite Re asserting a claim for unjust enrichment. (Adv. Pro. No. A06-8115). AICI asserted the Contract lacked consideration, and that Granite Re had been unjustly enriched by the $6,000,000 AICI paid to Granite Re for reinsurance Granite Re did not in fact provide. All issues associated with Granite Re’s proof of claim asserted against AICI, Granite Re’s adversary complaint against AIC, and AICI’s adversary complaint against Granite Re were consolidated for discovery and trial. On May 9, 2007 the Bankruptcy Court ruled that: (i) Granite Re has no right to premiums claimed and AICI and AIC have no right to a refund of premiums paid; (ii) the adversary proceedings of Granite Re and AICI will be dismissed and (iii) the Granite Re claim filed in the bankruptcy case will be denied. This ruling is subject to stay or appeal.